Commitments and contingencies	6 Months Ended
Sep. 30, 2025
Subclassifications of assets, liabilities and equities [abstract]
Commitments and contingencies
13. Commitments and contingencies

At 30 September 2025, there were commitments for future energy purchase agreements of £13,649 million (31 March 2025: £13,880 million) and future capital expenditure contracted but not provided for in relation to the acquisition of property, plant and equipment of £6,520 million (31 March 2025: £4,949 million).
We also have contingencies in the form of certain guarantees and letters of credit. These are described in further detail in note 30 to the Annual Report and Accounts for the year ended 31 March 2025.
Legal and regulatory proceedings
Through the ordinary course of our operations, we are party to various litigation, claims and investigations, including Ofgem’s investigation into the North Hyde substation incident. These investigations are ongoing. In the case of the North Hyde incident, based on the available information, we consider that there is no present obligation which could ultimately lead to a cash outflow, following the outcome of the investigation. The potential maximum penalty for a licence breach following an Ofgem investigation is 10% of turnover. We continue to monitor this position and engage with ongoing investigations. We do not expect the ultimate resolution of any other proceedings to have a material adverse effect on our results of operations, cash flows or financial position.